Capital	6 Months Ended
Jun. 30, 2023
Disclosure of classes of share capital [abstract]
Capital
Note 16: Capital
Return of Capital and Share Consolidation
In June 2023, the Company returned

approximately

$2.0 billion to its shareholders through a return of capital transaction, which was funded from the proceeds of the Company’s dispositions of LSEG shares (see note 9). The transaction consisted of a cash distribution of $4.67 per common share and a share consolidation, or “reverse stock split”, at a ratio of 1 pre-consolidated
share for 0.963957 post-consolidated shares.
 Shareholders who were subject to income tax in a jurisdiction other than Canada were given the opportunity to opt-out of the transaction.
The share consolidation was proportional to the cash distribution and the share consolidation ratio was based on the volume weighted-average trading price of the shares on the NYSE for the five-trading day period immediately preceding June 23, 2023, the effective date for the return of capital transaction. Woodbridge, our principal shareholder, participated in this transaction. As a result of the share consolidation, the Company’s outstanding common shares were reduced by
15.8 million common
shares.
Share repurchases – Normal Course Issuer
Bid
(“NCIB”)
The Company buys back shares (and subsequently cancels them) from time to time as part of its capital strategy. In June 2022, the Company announced a plan to repurchase up to $2.0 billion of its common shares. The Company completed this program in the three months ended March 31, 2023.
Details of share repurchases were as follows:

	Three months ended June 30,		Six months ended June 30,

	2023	2022	2023	2022
Share repurchases (millions of U.S. dollars)	-	194	718	194

Shares repurchased (number in millions)	-	1.9	6.0	1.9

Share repurchases - average price per share in U.S. dollars	-	$99.71	$120.10	$99.71

Dividends
Dividends on common shares are declared in U.S. dollars. In the consolidated statement of cash flow, dividends paid on common shares are shown net of amounts reinvested in the Company under its dividend reinvestment plan (“DRIP”). Due to administrative complexities, the Company temporarily suspended its DRIP for any dividend payable in advance of the return of capital transaction, and paid such dividends in cash. The Company resumed the DRIP after the completion of the return of capital transaction.
Details of dividends declared per common share and dividends paid on common shares are as follows:

	Three months ended June 30,		Six months ended June 30,

	2023	2022	2023	2022

Dividends declared per common share	$0.490	$0.445	$0.980	$0.890

Dividends declared	230	217	462	433

Dividends reinvested	-	(7)	(8)	(14)

Dividends paid	230	210	454	419